Exhibit 99.1

CoreLogic Sets September 18 Record Date for Special Meeting of Shareholders

IRVINE, Calif., September 4, 2020 — CoreLogic® (NYSE: CLGX), a leading global property data and analytics-driven solutions provider, today announced that it has established September 18, 2020 as the record date for its Special Meeting of stockholders to be held to, among other things, consider and vote on the replacement of up to nine CoreLogic Directors with nominees identified by Senator Investment Group LP and Cannae Holdings Inc. The Special Meeting agenda will also include items of business related to the amendment of CoreLogic’s bylaws.

From the time Senator/Cannae made their opportunistic, hostile proposal to acquire CoreLogic, they have been engaged in a misinformation campaign with numerous false and misleading statements. The company issued the following comments in response to several of the repeated false and misleading statements made by Senator and Cannae:

“Despite the fact that CoreLogic’s Board has called a Special Meeting to enable shareholders to vote, Senator/Cannae have persisted in running an unnecessary consent solicitation. They falsely claim they ‘were required to take this step because CoreLogic notified them that it could unilaterally cancel the Meeting at any time and not allow shareholders to replace directors unless we went through with the cumbersome consent solicitation process.’ This is simply untrue. CoreLogic never provided such notification and has publicly committed to holding the Meeting on November 17. We believe the real reason for continuing the solicitation is to confuse shareholders and distract them from a significantly undervalued proposal.

“Senator/Cannae falsely claimed we issued shares to block their ability to reach the 10% ownership threshold necessary to compel calling of a Special Meeting, even though Senator/Cannae’s share ownership was below that threshold because their ability to exercise forward purchase contracts appears to be restricted as a result of antitrust scrutiny. In addition, as previously disclosed, the increase in share count of less than 0.06% repeatedly referenced by Senator/Cannae resulted from ordinary course issuances under employee plans at levels consistent with prior periods.

“Senator/Cannae have repeatedly and falsely claimed that our record-setting operating and financial performance in 2020 is a market-driven anomaly – notwithstanding strong guidance for 2021 and 2022, as well as a 10-year track record of value-creation throughout many mortgage cycles. At the same time as making their false claims, companies controlled by the chairman of Cannae have promoted the robustness of the market in their own public statements.”

CoreLogic’s stockholders of record at the close of business on September 18, 2020 will be entitled to receive notice of and to vote at the Special Meeting. Additional details will be included in CoreLogic’s forthcoming proxy statement. Shareholders need not take any action at this time.

About CoreLogic

CoreLogic (NYSE: CLGX), the leading provider of property insights and solutions, promotes a healthy housing market and thriving communities. Through its enhanced property data solutions, services and technologies, CoreLogic enables real estate professionals, financial institutions, insurance carriers, government agencies and other housing market participants to help millions of people find, buy and protect their homes. For more information, please visit www.corelogic.com.

CORELOGIC and the CoreLogic logo are trademarks of CoreLogic, Inc. and/or its subsidiaries. All other trademarks are the property of their respective owners.

###

Safe Harbor / Forward Looking Statements

Certain statements made in this letter are forward-looking statements within the meaning of the federal securities laws, including but not limited to those statements related to expected financial results, including in the second half of fiscal year 2020 and fiscal years 2021 and 2022, overall mortgage market volumes, market opportunities, stockholder value creation, repurchases of our shares, our strategic plans or growth strategy, and the near and long term consequences of the unsolicited proposal we received from Senator/Cannae on June 26, 2020 (the “Unsolicited Proposal”). Risks and uncertainties exist that may cause the results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements include the risks and uncertainties set forth in Part I, Item 1A of our most recent Annual Report on Form 10-K and Part II, Item 1A of our most recent Quarterly Report on Form 10-Q, as such risk factors may be amended, supplemented, or superseded from time to time by other reports we file with the Securities and Exchange Commission (“SEC”). These risks and uncertainties include but are not limited to: any potential developments related to the Unsolicited Proposal; any impact resulting from COVID-19; our ability to protect our information systems against data corruption, cyber-based attacks or network security breaches; limitations on our ability to repurchase our shares; changes in prices at which we are able to repurchase our shares; limitations on access to or increase in prices for data from external sources, including government and public record sources; systems interruptions that may impair the delivery of our products and services; changes in applicable government legislation, regulations and the level of regulatory scrutiny affecting our customers or us, including with respect to consumer financial services and the use of public records and consumer data; difficult conditions in the mortgage and consumer lending industries and the economy generally; risks related to the outsourcing of services and international operations; our ability to realize the anticipated benefits of certain acquisitions and/or divestitures and the timing thereof; impairments in our goodwill or other intangible assets; and our ability to generate sufficient cash to service our debt. The forward-looking statements speak only as of the date they are made. CoreLogic does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Important Additional Information and Where to Find It

In connection with Special Meeting, CoreLogic will file a proxy statement (the “Special Meeting Proxy Statement”), together with a WHITE proxy card, with the United States Securities and Exchange Commission (the “SEC”). SHAREHOLDERS ARE URGED TO READ THE SPECIAL MEETING PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT CORELOGIC WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Shareholders will be able to obtain, free of charge, copies of the Special Meeting Proxy Statement, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by CoreLogic with the SEC in connection with the Special Meeting at the SEC’s website (http://www.sec.gov), at CoreLogic’s website (https://investor.corelogic.com), or by contacting Innisfree M&A Incorporated by phone toll-free at (877) 750-9498 (from the U.S. and Canada) or +1 (412) 232-3651 (from other locations), or by mail at Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York, 10022.

Participants in the Solicitation

CoreLogic, its directors and certain of its executive officers and other employees will be participants in the solicitation of proxies from shareholders in connection with the Special Meeting. Additional information regarding the identity of these potential participants, none of whom owns in excess of one percent (1%) of CoreLogic’s shares, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Special Meeting Proxy Statement and other materials to be filed with the SEC in connection with the Special Meeting. Information relating to the foregoing can also be found in CoreLogic’s definitive proxy statement for its 2020 annual meeting of shareholders (the “2020 Proxy Statement”), filed with the SEC on March 19, 2020. To the extent holdings of CoreLogic’s securities by such potential participants (or the identity of such participants) have changed since the information printed in the 2020 Proxy Statement, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

Contacts

Investors:

Dan Smith

703-610-5410

danlsmith@corelogic.com

Media:

Sard Verbinnen & Co.

George Sard/Jim Barron/Robin Weinberg

CoreLogic-SVC@SARDVERB.com